UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CREDIT SUISSE COMMODITY STRATEGY FUNDS CREDIT SUISSE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio

Eleven Madison Avenue
New York, New York 10010

October 21, 2025

Dear Shareholder:

A joint special meeting (the “Special Meeting”) of shareholders of the funds listed above (each, a “Fund” and together, the “Funds”) will be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on Monday, December 15, 2025 at 2:00 p.m., Eastern Time, to vote on the proposals listed in the enclosed Joint Proxy Statement. You have received this letter because you were a shareholder of record of one of the Funds on October 10, 2025, the record date for the Special Meeting.

As discussed in more detail in the accompanying joint proxy statement, on May 28, 2025, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), each Fund’s investment adviser, entered into a definitive agreement (the “Purchase Agreement”) with O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”), an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., pursuant to which O’Connor Alternative Investments will acquire UBS AM (Americas)’s O’Connor investment platform (the “UBS/Cantor Transaction”). As part of the UBS/Cantor Transaction, it is expected that the O’Connor investment management and support teams, which include each Fund’s portfolio management team, will transition to O’Connor Alternative Investments, subject to certain conditions. The UBS/Cantor Transaction is expected to close with respect to the Funds during the first quarter of 2026 (the “Closing Date”). O’Connor Alternative Investments has no operating history and has recently registered with the SEC as an investment adviser.

It is proposed that O’Connor Alternative Investments succeed UBS AM (Americas) as your Fund’s investment adviser in connection with the UBS/Cantor Transaction. Your Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which requires the Funds’ current investment management agreement with UBS AM (Americas) (the “Current Investment Management Agreement”) to terminate automatically upon its “assignment.” Your Fund’s current investment management agreement would therefore terminate automatically in the event it were assigned by UBS AM (Americas) to O’Connor Alternative Investments in connection with the UBS/Cantor Transaction. Accordingly, each Fund is seeking shareholder approval of a new investment management agreement with O’Connor Alternative Investments (the “New Investment Management Agreement”) at the Special Meeting. The terms of the New Investment Management Agreement, including the advisory fee rate payable thereunder, will be identical to those of the Current Investment Management Agreement, except for the investment adviser, dates of execution, effectiveness and termination and certain other non-material changes. If approved by shareholders, the New Investment Management Agreement would take effect as of the Closing Date.

At the Special Meeting, shareholders will also be asked to elect four nominees (collectively, the “Trustee Nominees”) to each Fund’s Board of Trustees (each, a “Board”) to succeed the current members of the Fund’s Board (the “Current Trustees”). The Trustee Nominees currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments that has been registered with the SEC as an investment adviser since 2011. The Trustee Nominees have been approved by the Boards, subject to election by each Fund’s shareholders. The Boards have reviewed information provided by O’Connor Alternative Investments on the qualifications and backgrounds of the Trustee Nominees and, based on such information, believe that their election is in your best interest. If elected by shareholders of a Fund at the Special Meeting, the Trustee Nominees would take office effective as of a date shortly before the Closing Date, to provide sufficient time for the Trustee Nominees to consider and approve certain additional matters relating to the UBS/Cantor Transaction to take effect as of the Closing Date. The Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. The election of the Trustee Nominees is subject to approval by the Fund’s shareholders of the New Investment Management Agreement with O’Connor Alternative Investments.

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It is important to note that, following the consummation of the UBS/Cantor Transaction, your Fund’s current portfolio managers are expected to continue to manage your Fund and that the UBS/Cantor Transaction will not result in any change to your Fund’s current investment objective, principal investment strategies and policies, principal risks, or fundamental and non-fundamental investment policies. In addition, the advisory fee rate payable by your Fund under the New Investment Management Agreement will be the same as the advisory fee rate payable under your Fund’s Current Investment Management Agreement. Also, O’Connor Alternative Investments has represented that, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it intends to enter into contractual expense limitation agreements, effective for a period of at least one year following the Closing Date of the UBS/Cantor Transaction, limiting each Fund’s total net expenses (which agreements will permit such Funds to reimburse their investment adviser for advisory fees waived and/or expenses previously reimbursed under certain conditions) to the same levels as those expense levels provided under the current contractual expense limitation agreements between each Fund and UBS AM (Americas).

Your Board recommends that you vote “FOR” the proposals to approve the New Investment Management Agreement with O’Connor Alternative Investments and to elect the Trustee Nominees for your Fund.

Before you vote, we encourage you to read the full text of the enclosed joint proxy statement for an explanation of each of the proposals and information regarding important recent developments affecting the Funds.

Your vote on these matters is important. Even if you plan to attend and vote at the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call EQ Fund Solutions LLC at (877) 283-0322.

By Order of each Board,

/s/ Karen Regan
Karen Regan
Secretary of the Funds
October 21, 2025
New York, New York

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this Joint Proxy Statement?

A.	A joint special meeting (the “Special Meeting”) of shareholders of the funds listed below (each, a “Fund” and together, the “Funds”) will be held on Monday, December 15, 2025 at 2:00 p.m., Eastern Time. You have received this letter because you were a shareholder of record of one of the Funds on October 10, 2025, the record date for the Special Meeting (the “Record Date”):

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

Each of Credit Suisse Commodity Strategy Funds and Credit Suisse Trust (each, a “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and comprises one series as indicated above.

The enclosed Joint Proxy Statement describes a proposal to approve a new investment management agreement (the “New Investment Management Agreement”) between each Trust, on behalf of its respective Fund, and O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”) (“Proposal 1”). In addition, the enclosed Joint Proxy Statement includes a proposal to elect four nominees (collectively, the “Trustee Nominees”) to each Trust’s Board of Trustees (each, a “Board”) to succeed the current members of the Trust’s Board (the “Current Trustees”) (“Proposal 2”) (together with Proposal 1, the “Proposals”).

Approval by one Fund’s shareholders of the Proposals is not contingent upon shareholder approval of the Proposals by shareholders of the other Fund.

Shareholder approval of Proposal 2 to elect Trustee Nominees of a Fund is contingent upon shareholder approval of Proposal 1 to approve the New Investment Management Agreement for the Fund. Accordingly, if shareholders of a Fund do not approve the New Investment Management Agreement, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null and the Fund’s Board will then consider whether any other actions are warranted.

Q.	Who is asking for my vote?

A.	The Board of your Fund is asking you to vote at the Special Meeting on the Proposals. Each Fund’s Board approved the New Investment Management Agreement and nominated the Trustee Nominees for election to the Board as in the best interest of the Fund and its shareholders. For more information regarding the factors considered by the Boards in coming to these conclusions, please review the enclosed Joint Proxy Statement.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of each of Proposal 1 and Proposal 2.

Q.	Why am I being asked to vote on the Proposals?

A.	You are being asked to approve a New Investment Management Agreement for your Fund as a result of a transaction involving UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), each Fund’s investment adviser.

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On May 28, 2025, UBS AM (Americas) entered into a definitive agreement (the “Purchase Agreement”) with O’Connor Alternative Investments pursuant to which O’Connor Alternative Investments, an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., will acquire UBS AM (Americas)’s O’Connor investment platform (the “UBS/Cantor Transaction”). As part of the UBS/Cantor Transaction, it is expected that the O’Connor investment management and support teams, which include each Fund’s portfolio management team, will transition to O’Connor Alternative Investments, subject to certain conditions. The UBS/Cantor Transaction is expected to close with respect to the Funds during the first quarter of 2026 (the “Closing Date”). O’Connor Alternative Investments has no operating history and has recently registered with the SEC as an investment adviser.

It is proposed that O’Connor Alternative Investments succeed UBS AM (Americas) as your Fund’s investment adviser in connection with the UBS/Cantor Transaction. Your Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which requires the Funds’ current investment management agreement with UBS AM (Americas) (the “Current Investment Management Agreement”) to terminate automatically upon its “assignment.” The Current Investment Management Agreement would therefore terminate automatically in the event it were assigned by UBS AM (Americas) to O’Connor Alternative Investments in connection with the UBS/Cantor Transaction. Accordingly, each Fund is seeking shareholder approval of the New Investment Management Agreement at the Special Meeting in connection with Proposal 1. If approved by shareholders, the New Investment Management Agreement would take effect as of the Closing Date.

At the Special Meeting, shareholders will also be asked to elect four Trustee Nominees to each Fund’s Board to succeed the Current Trustees. The Trustee Nominees currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments that has been registered with the SEC as an investment adviser since 2011. The Trustee Nominees have been approved by the Boards, subject to election by each Fund’s shareholders. The Boards have reviewed information provided by O’Connor Alternative Investments on the qualifications and backgrounds of the Trustee Nominees and, based on such information, believe that their election is in your best interest. If elected by shareholders of a Fund at the Special Meeting, the Trustee Nominees would take office effective as of a date shortly before the Closing Date, to provide sufficient time for the Trustee Nominees to consider and approve certain additional matters relating to the UBS/Cantor Transaction to take effect as of the Closing Date. The Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. The election of the Trustee Nominees is subject to approval by the Fund’s shareholders of the New Investment Management Agreement.

Q.	How does the New Investment Management Agreement differ from the Current Investment Management Agreement?

A.	The terms of the New Investment Management Agreement will be identical to those of the Current Investment Management Agreement, except for the investment adviser, dates of execution, effectiveness and termination and certain other non-material changes.

Q.	Will my Fund’s contractual advisory fee rates go up?

A.	No. Your Fund’s contractual advisory fee rates will not change as a result of the New Investment Management Agreement.

Q.	Will any expense limitation agreements or advisory fee waivers for my Fund remain in place under my Fund’s New Investment Management Agreement?

A.	O’Connor Alternative Investments has represented that, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it intends to enter into contractual expense limitation agreements, effective for a period of at least one year following the Closing Date of the UBS/Cantor Transaction, limiting each Fund’s total net expenses (which agreements will permit such Funds to reimburse their investment adviser for advisory fees waived and/or expenses previously reimbursed under certain conditions) to the same levels as those expense levels provided under the current contractual expense limitation agreements between each Fund and UBS AM (Americas).

See “Proposal 1 – Approval of the New Investment Management Agreement” in the Joint Proxy Statement for additional information regarding the terms of your Fund’s contractual expense limitation.

Q.	Will the New Investment Management Agreement result in any changes in the investment objective(s), principal investment strategies or portfolio managers of my Fund?

A.	No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers of your Fund are currently contemplated as a result of the UBS/Cantor Transaction.

Q.	Who are the Trustee Nominees nominated to serve as Trustees of my Fund?

A.	There are four Trustee Nominees for the election to the Board of your Fund: Douglas Barnard, Ramona Heine, Louis Zurita and William Ferri.

Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry.

The Trustee Nominees have been approved by the Boards, subject to election by each Fund’s shareholders. The Trustee Nominees currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments. The Boards have reviewed information provided by O’Connor Alternative Investments on the qualifications and backgrounds of the Trustee Nominees and, based on such information, believe that their election is in your best interest.

Q.	When will the Trustee Nominees take office?

A.	If elected by shareholders of a Fund at the Special Meeting, subject to shareholder approval of the New Investment Management Agreement, the Trustee Nominees would take office effective as of a date shortly before the Closing Date, to provide sufficient time for the Trustee Nominees to consider and approve certain additional matters relating to the UBS/Cantor Transaction to take effect as of the Closing Date. The Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. The Current Trustees will work with Fund management on an orderly transition to the Trustee Nominees.

Q.	What is the required vote needed to approve each Proposal?

A.	With respect to Proposal 1, approval of the New Investment Management Agreement will require the vote of a “majority of the outstanding voting securities” of the respective Fund entitled to vote on the applicable Proposal voting separately. A “majority of the outstanding voting securities” is defined in the 1940 Act as either (i) the vote of 67% or more of the voting securities entitled to vote on the applicable Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the applicable Proposal, whichever is less.

Election of each Trustee Nominee in Proposal 2 requires a plurality of the votes cast at the Special Meeting by the shareholders of the respective Fund voting separately.

Q.	Will there be any changes to my Fund’s other service providers as a result of the UBS/Cantor Transaction?

A.	No changes are expected with respect to the engagement of (i) State Street Bank and Trust Company (“State Street”) as each Fund’s custodian and co-administrator, (ii) SS&C Global Investor & Distribution Solutions, Inc. as each Fund’s transfer agent, or (iii) Ernst & Young LLP as each Fund’s independent registered public accounting firm, or the fees currently charged to the Funds by such service providers at this time. With respect to the Funds’ other co-administrator, UBS AM (Americas) provides administrative services to each Fund under the Current Investment Management Agreement and is compensated for such services out of the Fund’s advisory fee. Under the New Investment Management Agreement, O’Connor Alternative Investments will provide the same administrative services to each Fund currently provided by UBS AM (Americas) as co-administrator and will be compensated for such services out of the Fund’s advisory fee, which is equal to the advisory fee currently charged to the Fund under the Current Investment Management Agreement. Subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it is currently expected that the Funds’ distributor will change from UBS Asset Management (US) Inc. to Ultimus Fund Distributors, LLC, and the Funds’ legal counsel will change from Simpson Thacher & Bartlett LLP to DLA Piper LLP and that the Funds will engage Northern Lights Compliance Services, LLC to provide certain compliance administrative services, in each case effective upon the Closing Date. These changes to certain Fund service providers do not require shareholder approval. Subject to any potential changes in fees not known at this time in connection with the anticipated service provider changes described above, the UBS/Cantor Transaction is not expected to establish a new fee or expense payable to your Fund service providers or increase any existing fee or expense to be paid by your Fund or its shareholders to your Fund service providers.

Q.	Have the Boards of my Fund approved the Proposals?

A.	Yes, the Boards, including the Trustees who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), have approved the Proposals.

Q.	What happens if the Proposals are not approved?

A.	If your Fund’s shareholders do not approve a Proposal, or if the UBS/Cantor Transaction does not close for any other reason, UBS AM (Americas) will remain investment adviser to each Fund and each Fund will continue to operate. The Current Trustees will consider other alternatives, including a new or modified request for shareholder approval of a new investment management agreement with O’Connor Alternative Investments, retaining a new investment adviser for your Fund (which also would need to be approved by shareholders of your Fund), or the possible liquidation and closing of your Fund. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if shareholder approval is not obtained in that time.

In addition, if your Fund’s shareholders do not approve the New Investment Management Agreement in Proposal 1, then any shareholder approval of the Trustee Nominees for the Fund in Proposal 2 will be deemed null and the Fund’s Board will then consider whether any other actions are warranted.

Q.	Is my Fund paying for this proxy solicitation?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne equally by O’Connor Alternative Investments and UBS AM (Americas).

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

The Boards recommend that you vote “FOR” the Proposals to approve the New Investment Management Agreement with O’Connor Alternative Investments and elect the Trustee Nominees for your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

●	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

●	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

●	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

●	At the Special Meeting: Vote your shares at the Special Meeting scheduled to be held on December 15, 2025 at 2:00 p.m. (Eastern time). Please see the Question and Answer below regarding the location of the Special Meeting.

Q.	When and where is the Special Meeting scheduled to be held?

A.	The Special Meeting will be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on Monday, December 15, 2025 at 2:00 p.m., Eastern Time.

Q.	Why might I receive more than one proxy card?

A.	If you own shares in more than one Fund on October 10, 2025 (the Record Date) you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have question about voting my proxy?

A.	If you need more information, or have any questions about voting, please call the Funds’ proxy solicitor, EQ Fund Solutions LLC at (877) 283-0322.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

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Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the applicable proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

Eleven Madison Avenue, New York, New York 10010

NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS

To be held on December 15, 2025

To the Shareholders of the funds listed below (each, a “Fund” and together, the “Funds”):

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

Notice is hereby given that a joint special meeting of shareholders of each Fund (the “Special Meeting”) will be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on Monday, December 15, 2025 at 2:00 p.m., Eastern Time for the following purposes, which are described in the accompanying joint proxy statement (“Joint Proxy Statement”) dated October 21, 2025:

Proposal	Shareholders Entitled to Vote
Proposal 1: To consider and approve a new investment management agreement between each Fund and O’Connor Alternative Investments, LLC	Shareholders of each Fund, voting separately

Proposal 2: To consider and elect four Trustees to the Board of each Fund to succeed the current Trustees of each Fund	Shareholders of each Fund, voting separately

Shareholders of each Fund will vote separately to approve the Proposals for the Fund(s) of which they held shares on the Record Date (as defined below).

Approval by one Fund’s shareholders of the Proposals is not contingent upon shareholder approval of the Proposals by shareholders of the other Fund.

Shareholder approval of Proposal 2 to elect Trustee Nominees of a Fund is contingent upon shareholder approval of Proposal 1 to approve the New Investment Management Agreement for the Fund. Accordingly, if shareholders of a Fund do not approve the New Investment Management Agreement, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null and the Fund’s Board will then consider whether any other actions are warranted.

Each of Credit Suisse Commodity Strategy Funds and Credit Suisse Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and comprises one series as indicated above.

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The close of business on October 10, 2025 has been fixed as the record date (the “Record Date”) with respect to each Fund for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of each Fund’s Board. Each shareholder who does not expect to attend the Special Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card. As a registered shareholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Shareholders may make inquiries about this proxy card by telephone at (877) 283-0322. Shareholders who hold shares through a bank or other intermediary, shareholders who are the holders of a variable annuity contract or variable life insurance policy or shareholders who are participants in certain tax qualified pension and retirement plans (as discussed below), should consult their bank or intermediary, their participating insurance company or their participating qualified plan regarding their ability to revoke voting instructions after such instructions have been provided. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the applicable Fund, c/o UBS AM (Americas), Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Special Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on Monday, December 15, 2025. The Joint Proxy Statement is available on the internet at: https://us-fund.ubs.com/en/home.

By Order of each Board,

/s/ Karen Regan
Karen Regan
Secretary of the Funds
October 21, 2025
New York, New York

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Special Meeting to be held as scheduled.

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TABLE OF CONTENTS

Page

INTRODUCTION	1
OVERVIEW OF THE TRANSACTIONS AND THE PROPOSALS	3
PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND O’CONNOR ALTERNATIVE INVESTMENTS	6
Comparison of the Current Investment Management Agreement and the New Investment Management Agreement	7
Board Review and Approval of the New Investment Management Agreement	7
PROPOSAL 2: ELECTION OF TRUSTEE NOMINEES	12
Trustee Nominees	12
Leadership Structure and Oversight Responsibilities of the Board	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
ADDITIONAL INFORMATION	21
Proxy Voting and Shareholder Meeting	21
Shareholders Sharing the Same Address	22
Ownership Information	22
Information About the Funds’ Current and Proposed Investment Advisers and the Funds’ Current Administrators and Distributor	23
Aggregate Fees and Brokerage Commissions	23
Submission of Proposals for Next Meeting of Shareholders	24
Shareholder Communications	24
Other Matters	24
Reports to Shareholders	24
APPENDIX A New Investment Management Agreement	A-1
APPENDIX B Nominating Committee Charter	B-1
APPENDIX C Information Regarding the Current Trustees, Advisory Board Member and Officers	C-1
APPENDIX D Principal Executive Officers of UBS AM (Americas) and O’Connor Alternative Investments	D-1
APPENDIX E Share Ownership of Certain Beneficial Owners	E-1

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JOINT PROXY STATEMENT

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

Eleven Madison Avenue
New York, New York 10010

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on December 15, 2025

INTRODUCTION

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (each, a “Board” and each member thereof, a “Trustee”), of each of Credit Suisse Commodity Strategy Funds and Credit Suisse Trust in connection with the joint special meeting (the “Special Meeting”) of shareholders of the funds listed below (each, a “Fund” and together, the “Funds”), and at any and all adjournments, postponements or delays thereof:

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

The Special Meeting was called for the purpose of voting on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each as further described in this Joint Proxy Statement:

Proposal	Shareholders Entitled to Vote
Proposal 1: To consider and approve a new investment management agreement between each Fund and O’Connor Alternative Investments, LLC	Shareholders of each Fund, voting separately

Proposal 2: To consider and elect four Trustees to the Board of each Fund to succeed the current Trustees of each Fund	Shareholders of each Fund, voting separately

Shareholders of each Fund will vote separately to approve the Proposals for the Fund(s) of which they held shares on the Record Date (as defined below).

Approval by one Fund’s shareholders of the Proposals is not contingent upon shareholder approval of the Proposals by shareholders of the other Fund.

Shareholder approval of Proposal 2 to elect Trustee Nominees of a Fund is contingent upon shareholder approval of Proposal 1 to approve the New Investment Management Agreement for the Fund. Accordingly, if shareholders of a Fund do not approve the New Investment Management Agreement, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null and the Fund’s Board will then consider whether any other actions are warranted.

The Notice of Joint Special Meeting, Joint Proxy Statement and proxy card are being mailed to shareholders on or about October 29, 2025.

The Special Meeting will be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on Monday, December 15, 2025 at 2:00 p.m., Eastern Time. The close of business on October 10, 2025 has been fixed as the record date (“Record Date”) with respect to each Fund for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. As of the Record Date, each Fund had the following number of outstanding shares:

Fund Name	Shares Outstanding
Credit Suisse Commodity Return Strategy Fund	49,092,561
Commodity Return Strategy Portfolio	34,713,435

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of each Fund; UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), the current investment adviser and co-administrator to the Funds; or EQ Fund Solutions LLC, a professional proxy solicitation firm that has been retained by UBS AM (Americas) to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $222,984 to $272,536, plus all reasonable out of pocket expenses incurred on behalf of each Fund. The solicitation cost will be borne equally by O’Connor Alternative Investments and UBS AM (Americas).

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy card will be voted “FOR” each applicable proposal presented for approval at the Special Meeting and will be voted on any matters that may properly come before the Special Meeting in accordance with the judgment of the persons named in the proxy card. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the Fund, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Special Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy card.

Each of Credit Suisse Commodity Strategy Funds and Credit Suisse Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and comprises one series as indicated above. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) also includes holders of variable annuity contracts and variable life insurance policies and participants in certain tax qualified pension and retirement plans.

OVERVIEW OF THE TRANSACTIONS AND THE PROPOSALS

On May 28, 2025, UBS AM (Americas), each Fund’s investment adviser, entered into a definitive agreement (the “Purchase Agreement”) with O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”) pursuant to which O’Connor Alternative Investments, an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., will acquire UBS AM (Americas)’s O’Connor investment platform (the “UBS/Cantor Transaction”). As part of the UBS/Cantor Transaction, it is expected that the O’Connor investment management and support teams, which include each Fund’s portfolio management team, will transition to O’Connor Alternative Investments, subject to certain conditions. The UBS/Cantor Transaction is expected to close with respect to the Funds during the first quarter of 2026 (the “Closing Date”). O’Connor Alternative Investments has no operating history and has recently registered with the SEC as an investment adviser.

As part of the UBS/Cantor Transaction, it is proposed that O’Connor Alternative Investments succeed UBS AM (Americas) as your Fund’s investment adviser and the individuals who oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments that has been registered with the SEC as an investment adviser since 2011 (collectively, the “Cantor Registered Funds”), succeed the current members of the Fund’s Board (the “Current Trustees”) as the Trustees of your Fund’s Trust.

In connection with the change in investment adviser to the Funds, the Funds are seeking shareholder approval of a new investment management agreement between each Trust, on behalf of its respective Fund, with O’Connor Alternative Investments (the “New Investment Management Agreement”) in connection with Proposal 1. Your Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which requires the Funds’ current investment management agreement with UBS AM (Americas) (the “Current Investment Management Agreement”) to terminate automatically upon its “assignment.” Your Fund’s current investment management agreement would therefore terminate automatically in the event it were assigned by UBS AM (Americas) to O’Connor Alternative Investments in connection with the UBS/Cantor Transaction. Accordingly, each Fund is required to seek shareholder approval of the New Investment Management Agreement. The terms of the New Investment Management Agreement, including the advisory fee rate payable thereunder, will be identical to those of the Current Investment Management Agreement, except for the investment adviser, dates of execution, effectiveness and termination and certain other non-material changes. If approved by a Fund’s shareholders, the New Investment Management Agreement will take effect with respect to such Fund as of the Closing Date.

To effectuate the change in the membership of each Fund’s Board, shareholders are being asked to elect four nominees (collectively, the “Trustee Nominees”) to each Fund’s Board to succeed the Current Trustees in connection with Proposal 2. As noted above, the Trustee Nominees currently oversee the Cantor Registered Funds. If elected by shareholders of a Fund at the Special Meeting, the Trustee Nominees would take office effective as of a date shortly before the Closing Date, to provide sufficient time for the Trustee Nominees to consider and approve certain additional matters relating to the UBS/Cantor Transaction to take effect as of the Closing Date. The Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office.

Each Board has approved the following changes to the names of its respective Fund and Trust effective as of the Closing Date:

Current Fund and Trust Names	Post-Closing Fund and Trust Names
Credit Suisse Commodity Return Funds Credit Suisse Commodity Return Strategy Fund	Cantor Fitzgerald Commodity Return Trust Cantor Fitzgerald Commodity Return Strategy Fund
Credit Suisse Trust Commodity Return Strategy Portfolio	Cantor Fitzgerald Variable Insurance Trust Cantor Fitzgerald Commodity Return Strategy Portfolio

In addition to the proposed changes to the Trustees of each Board, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it is expected that each of the Trusts’ officers will change effective as of the Closing Date.

With respect to the Funds’ other service providers, no changes are expected with respect to the engagement of (i) State Street Bank and Trust Company (“State Street”) as each Fund’s custodian and co-administrator, (ii) SS&C Global Investor & Distribution Solutions, Inc. as each Fund’s transfer agent, or (iii) Ernst & Young LLP as each Fund’s independent registered public accounting firm, or the fees currently charged to the Funds by such service providers at this time. With respect to the Funds’ other co-administrator, UBS AM (Americas) provides administrative services to each Fund under the Current Investment Management Agreement and is compensated for such services out of the Fund’s advisory fee. Under the New Investment Management Agreement, O’Connor Alternative Investments will provide the same administrative services to each Fund currently provided by UBS AM (Americas) as co-administrator and will be compensated for such services out of the Fund’s advisory fee, which is equal to the advisory fee currently charged to the Fund under the Current Investment Management Agreement. Subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it is currently expected that the Funds’ distributor will change from UBS Asset Management (US) Inc. to Ultimus Fund Distributors, LLC and the Funds’ legal counsel will change from Simpson Thacher & Bartlett LLP to DLA Piper LLP and that the Funds will engage Northern Lights Compliance Services, LLC to provide certain compliance administrative services, in each case effective upon the Closing Date. These changes to certain Fund service providers do not require shareholder approval. Subject to any potential changes in fees not known at this time in connection with the anticipated service provider changes described above, the UBS/Cantor Transaction is not expected to establish a new fee or expense payable to your Fund service providers or increase any existing fee or expense to be paid by your Fund or its shareholders to your Fund service providers.

The Funds’ current service providers and anticipated service providers following the Closing Date of the UBS/Cantor Transaction are set out below:

	Current Service Providers	Anticipated Service Providers Effective as of the Closing Date
Investment Adviser	UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010	O’Connor Alternative Investments, LLC 110 East 59th Street New York, New York 10022
Co-Administrators	UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114-2016	O’Connor Alternative Investments, LLC 110 East 59th Street New York, New York 10022 State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114-2016
Distributor*	UBS Asset Management (US) Inc. 787 Seventh Avenue New York, New York 10019	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. 430 S 7th Street Suite 219916 Kansas City, Missouri 64105-1407	SS&C Global Investor & Distribution Solutions, Inc. 430 S 7th Street Suite 219916 Kansas City, Missouri 64105-1407
Custodian	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114-2016	State Street Bank and Trust Company One Congress Street Boston, Massachusetts 02114-2016

	Current Service Providers	Anticipated Service Providers Effective as of the Closing Date
Compliance Services Administrator*	N/A	Northern Lights Compliance Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022
Independent Registered Public Accounting Firm	Ernst & Young LLP One Manhattan West New York, New York 10001	Ernst & Young LLP One Manhattan West New York, New York 10001
Fund Counsel*	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	DLA Piper LLP 1201 West Peachtree Street Suite 2900 Atlanta, Georgia 30309

*	Anticipated service provider change remains subject to approval by the Trustee Nominees after they take office shortly before the Closing Date.

It is important to note that, following the consummation of the UBS/Cantor Transaction, your Fund’s current portfolio managers are expected to continue to manage your Fund and that the UBS/Cantor Transaction will not result in any change to your Fund’s current investment objective, principal investment strategies and policies, principal risks, or fundamental and non-fundamental investment policies. In addition, the advisory fee rate payable by your Fund under the New Investment Management Agreement will be the same as the advisory fee rate payable under your Fund’s Current Investment Management Agreement. Also, O’Connor Alternative Investments has represented that, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it intends to enter into contractual expense limitation agreements, effective for a period of at least one year following the Closing Date of the UBS/Cantor Transaction, limiting each Fund’s total net expenses (which agreements will permit such Funds to reimburse their investment adviser for advisory fees waived and/or expenses previously reimbursed under certain conditions) to the same levels as those expense levels provided under the current contractual expense limitation agreements between each Fund and UBS AM (Americas).

Approval by one Fund’s shareholders of the Proposals is not contingent upon shareholder approval of the Proposals by shareholders of the other Fund.

Shareholder approval of Proposal 2 to elect Trustee Nominees of a Fund is contingent upon shareholder approval of Proposal 1 to approve the New Investment Management Agreement for the Fund. Accordingly, if shareholders of a Fund do not approve the New Investment Management Agreement, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null and the Fund’s Board will then consider whether any other actions are warranted.

The foregoing is intended to provide a brief overview of the discussion of the Proposals that follows and is qualified in its entirety by such discussion.

PROPOSAL 1:

APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND O’CONNOR ALTERNATIVE INVESTMENTS

Each Trust is party, on behalf of its respective Fund, to the Investment Management Agreement dated as of September 26, 2023, as amended May 1, 2024 (the “Current Investment Management Agreement”). Under the Current Investment Management Agreement, UBS AM (Americas) acts as the investment adviser to each Fund. The Current Investment Management Agreement was last approved by each Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to such agreement (collectively, the “Independent Trustees”), at an in-person meeting held on November 11 and 12, 2024. Effective May 1, 2024, the Board approved the amendment of the Current Investment Management Agreement to reflect UBS AM (Americas) as the investment adviser to the Funds following the merger of Credit Suisse Asset Management, LLC (“CSAM”), each Fund’s prior investment adviser, into UBS AM (Americas) effective as of May 1, 2024, with UBS AM (Americas) surviving and succeeding as investment adviser to the Funds. The Current Investment Management Agreement was most recently submitted to a vote of, and approved by, each Fund’s shareholders on August 24, 2023 in connection with the merger of Credit Suisse Group AG (“CS Group”) with and into UBS Group AG, with UBS Group AG as the surviving company, on June 12, 2023, which was deemed to result in an “assignment” and the automatic termination of each Fund’s prior investment management agreement with CSAM under the terms of such agreement and the 1940 Act.

The Current Investment Management Agreement provides that such agreement would automatically terminate in the event of its assignment, as required by Section 15(a) of the 1940 Act. An “assignment” of an investment management agreement includes a direct transfer or hypothecation of the agreement as well as a direct or indirect transfer of a controlling block of the investment adviser’s outstanding voting securities (sometimes referred to as a “change of control”). The Current Investment Management Agreement would therefore terminate automatically in the event it were assigned by UBS AM (Americas) to O’Connor Alternative Investments in connection with the UBS/Cantor Transaction.

To transition investment management of the Funds from UBS AM (Americas) to O’Connor Alternative Investments, we are asking shareholders of each Fund in Proposal 1 to approve the New Investment Management Agreement. A copy of the New Investment Management Agreement is attached in Appendix A.

At a meeting held on October 6, 2025 (the “October 6, 2025 Board Meeting”), in anticipation of the closing of the UBS/Cantor Transaction, each Board, including a majority of Independent Trustees, approved the New Investment Management Agreement between each Trust, on behalf of its respective Fund, and Cantor. The New Investment Management Agreement, as approved by the Board, is submitted for approval by the shareholders of each Fund and must be voted upon separately by shareholders of that Fund who held shares of the Fund as of the Record Date.

Shareholder approval of Proposal 1 by one Fund is not contingent upon shareholder approval of Proposal 1 by the other Fund. Accordingly, if a Fund’s shareholders approve the New Investment Management Agreement with respect to that Fund, it will go into effect on the Closing Date of the UBS/Cantor Transaction. If shareholders of a Fund do not approve Proposal 1, the Board of that Fund will then consider whether other actions, if any, are warranted, including a new or modified request for shareholder approval of a new investment management agreement with O’Connor Alternative Investments, retaining a new investment adviser for your Fund (which also would need to be approved by shareholders of your Fund), or the possible liquidation and closing of your Fund.

It is important to note that, following the consummation of the UBS/Cantor Transaction, your Fund’s current portfolio managers are expected to continue to manage your Fund and that the UBS/Cantor Transaction will not result in any change to your Fund’s current investment objective, principal investment strategies and policies, principal risks, or fundamental and non-fundamental investment policies. In addition, the advisory fee rate payable by your Fund under the New Investment Management Agreement will be the same as the advisory fee rate payable under your Fund’s Current Investment Management Agreement. Also, O’Connor Alternative Investments has represented that, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date of the UBS/Cantor Transaction, it intends to enter into contractual expense limitation agreements, effective for a period of at least one year following the Closing Date of the UBS/Cantor Transaction, limiting each Fund’s total net expenses (which agreements will permit such Funds to reimburse their investment adviser for advisory fees waived and/or expenses previously reimbursed under certain conditions) to the same levels as those expense levels provided under the current contractual expense limitation agreements between each Fund and UBS AM (Americas).

As discussed above, in connection with the New Investment Management Agreement, O’Connor Alternative Investments proposed to change the members of the Board to the individuals who oversee the Cantor Registered Funds in connection with the UBS/Cantor Transaction. See “Proposal 2 – Election of Trustee Nominees.”

Comparison of the Current Investment Management Agreement and the New Investment Management Agreement

The terms of the New Investment Management Agreement are identical to the terms of the Current Investment Management Agreement, except for the investment adviser, the dates of execution, effectiveness and termination and certain non-material changes. The Current Investment Management Agreement had, and the corresponding New Investment Management Agreement has, an initial period of two years and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of the respective Fund or (b) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Current Investment Management Agreement, the annual advisory fee rate payable by each Fund is equal to 0.59% of the average daily net assets of such Fund. Under the New Investment Management Agreement, the advisory fee rates payable by the Funds will be the same as those under the Current Investment Management Agreement.

Both the Current Investment Management Agreement and the New Investment Management Agreement may be terminated with respect to a Fund at any time without the payment of any penalty, upon 60 days’ written notice to the applicable investment adviser by the Board or by a vote of the majority of the respective Fund’s outstanding voting securities. Both the Current Investment Management Agreement and the New Investment Management Agreement may be terminated by the applicable investment adviser on 90 days’ written notice to the respective Fund. Both the Current Investment Management Agreement and the New Investment Management Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Board Review and Approval of the New Investment Management Agreement

As noted above, each Board, including a majority of the Independent Trustees of such Board, approved the New Investment Management Agreement at the October 6, 2025 Board Meeting after concluding that the approval of the New Investment Management Agreement was in the best interests of its respective Fund and Fund shareholders. The factors considered by each Board in considering and approving the New Investment Management Agreement are set out below.

Each Board, including the Independent Trustees, were assisted by experienced independent legal counsel throughout the New Investment Management Agreement review process. The Independent Trustees discussed the proposed approvals in private session with such counsel at which no representatives of O’Connor Alternative Investments or UBS AM (Americas) were present.

In anticipation of the closing of the UBS/Cantor Transaction and in response to a request from the Current Trustees, the Current Trustees met with representatives of O’Connor Alternative Investments at the Boards’ quarterly meeting held on August 12, 2025, who provided information regarding the Cantor Fitzgerald asset management business and the investment advisory services expected to be provided to the Cantor Registered Funds. The Current Trustees also met with the Trustee Nominees on September 16, 2025 and certain officers of O’Connor Alternative Investments and the Cantor Registered Funds on September 26, 2025. The Boards also received regular updates from representatives of UBS AM (Americas), including the Funds’ portfolio management team, on the UBS/Cantor Transaction and the plans to transition the management of the Funds at special meetings following the announcement of the UBS/Cantor Transaction (such special meetings collectively with the August 12, 2025, September 16, 2025 and September 26, 2025 meetings and the October 6, 2025 Board Meeting, the “Meetings”).

At the Meetings, representatives of UBS AM (Americas) and O’Connor Alternative Investments, as the case may be, responded to questions from the Boards, and discussed, among other things, the strategic rationale for the UBS/Cantor Transaction and O’Connor Alternative Investments’ general plans and intentions regarding the Funds. Each Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement, reviewed the information provided by O’Connor Alternative Investments in connection with the consideration of approving the New Investment Management Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Board in evaluating and approving the New Investment Management Agreement.

In connection with each Board’s review of the New Investment Management Agreement, O’Connor Alternative Investments and UBS AM (Americas) advised the Board about a variety of matters, including the following:

●	The services to be provided to the Funds under the New Investment Management Agreement will be identical to those services provided under the Current Investment Management Agreement.

●	All of the portfolio management personnel who currently manage the Funds are expected to move to O’Connor Alternative Investments and continue to manage the Funds under the New Investment Management Agreement. In addition, certain other personnel of UBS AM (Americas) who currently provide services to the Funds are expected to move to O’Connor Alternative Investments.

●	There would be no changes to each Fund’s current investment objective, principal investment strategies and policies, principal risks, or fundamental and non-fundamental investment policies in connection with the UBS/Cantor Transaction.

In addition to the information provided by O’Connor Alternative Investments and UBS (AM) Americas representatives as described above, the Boards also considered, among other factors, the following:

●	The reputation, financial statements, and resources of O’Connor Alternative Investments and its affiliates, including Cantor Fitzgerald Investment Advisors, L.P., and the potential benefits to shareholders of retaining O’Connor Alternative Investments as investment adviser to the Funds, including anticipated continuity of portfolio management.

●	Although O’Connor Alternative Investments is a newly formed and registered investment adviser, Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments, has been registered with the SEC as an investment adviser since 2011.

●	Cantor Fitzgerald Investment Advisors, L.P.’s and the Trustee Nominees’ experience with past acquisitions of funds.

●	The terms and conditions of the New Investment Management Agreement, including that each Fund’s contractual advisory fee rates under the New Investment Management Agreement will remain the same.

●	The capabilities, resources, and personnel of O’Connor Alternative Investments necessary to provide the investment management services currently provided to each Fund, and the transition and integration plans for the Funds.

●	The advisory fees to be paid by each Fund under the New Investment Management Agreement represent reasonable compensation to O’Connor Alternative Investments in light of the services to be provided, the costs to O’Connor Alternative Investments of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information compiled by O’Connor Alternative Investments from an unaffiliated third-party proprietary database) and such other matters that each Board considered relevant in the exercise of its reasonable judgment.

●	O’Connor Alternative Investments and UBS AM (Americas) have agreed to pay all expenses of the Funds in connection with this proxy solicitation, and the Funds will bear no costs in obtaining shareholder approval of the New Investment Management Agreement or the election of the Trustee Nominees.

In considering whether to approve the New Investment Management Agreement on behalf of the Funds, the Boards reviewed the materials provided for the October 6, 2025 Board Meeting, including: (i) a copy of the form of New Investment Management Agreement; (ii) information describing the nature, quality and extent of the services that O’Connor Alternative Investments expects to provide to the Funds; and (iii) information concerning the financial condition, business, operations and compliance program of O’Connor Alternative Investments and its affiliate, Cantor Fitzgerald Investment Advisors, L.P.

Investment Advisory Fee Rates and Expenses

Each Board reviewed and considered the contractual advisory fee rate of 0.59% of its respective Fund’s average daily net assets (the “Contractual Advisory Fee”) to be payable by the Fund under the New Investment Management Agreement in light of the extent and quality of the management services to be provided by O’Connor Alternative Investments, each Fund’s proposed investment manager following the Closing Date of the UBS/Cantor Transaction. The Boards also considered that O’Connor Alternative Investments has represented that, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date, it intends to enter into contractual expense limitation agreements, effective for a period of at least one year following the Closing Date, limiting each Fund’s total net expenses (which agreements will permit such Funds to reimburse their investment adviser for advisory fees waived and/or expenses previously reimbursed under certain conditions) to the same levels as those expense levels provided under the current contractual expense limitation agreements between each Fund and UBS AM (Americas), which are, in the case of Credit Suisse Commodity Return Strategy Fund, 1.05%, 1.80% and 0.80% of the average daily net assets of Class A shares, Class C shares and Class I shares, respectively, and, in the case of Commodity Return Strategy Portfolio, 1.05% and 0.80% of the average daily net assets of Class 1 shares and Class 2 shares, respectively.

Additionally, the Boards received and considered information comparing each Fund’s Contractual Advisory Fee, Contractual Advisory Fee less waivers and/or reimbursements (“Net Advisory Fee”) and overall expenses with those of the funds in the relevant peer group (the “Peer Group”) provided by Morningstar, Inc., an independent provider of investment company data. The Boards noted O’Connor Alternative Investments’ observations that the Funds’ Contractual Advisory Fees are below the average of the Peer Group and that the expense ratios of the Class C shares and Class I shares of Credit Suisse Commodity Return Strategy Fund were competitive with or below the average, respectively, of the Peer Group and the expense ratios of the Class 1 shares and Class 2 shares of Commodity Return Strategy Portfolio were competitive with or below the average, respectively, of the Peer Group.

Nature, Extent and Quality of the Services under the New Investment Management Agreement

The Boards received and considered information regarding the nature, extent and quality of services to be provided to each Fund by O’Connor Alternative Investments under the New Investment Management Agreement. The Boards also noted information received at the Meetings related to the services to be rendered by O’Connor Alternative Investments which, in addition to portfolio management and investment management services set forth in the New Investment Management Agreement, included credit analysis and research, supervising the day-to-day operations of the Fund’s non-advisory functions, which include accounting, administration, custody, transfer agent and other applicable third-party service providers; overseeing and facilitating audits; and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Boards noted that the extensive investment management services to be provided by O’Connor Alternative Investments included broad supervisory responsibility and oversight over other service providers to the Fund. The Boards also considered O’Connor Alternative Investment’s anticipated compliance program with respect to the Fund. The Board reviewed background information about O’Connor Alternative Investments including its Form ADV Part 2A – Disclosure Brochure. The Boards considered the background and experience of O’Connor Alternative Investments’ senior management and the expertise of, and the amount of attention expected to be given to each Fund by senior personnel of O’Connor Alternative Investments. In addition, each Board reviewed the qualifications, backgrounds and responsibilities of its respective Fund’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund, noting that the members the Fund’s portfolio management team will move from UBS AM (Americas) to O’Connor Alternative Investments, and the extent of the resources expected to be devoted to research and analysis of actual and potential investments, as well as the resources expected to be provided to them. The Boards evaluated the ability of O’Connor Alternative Investments, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.

Fund Performance

The Boards received and considered information comparing each Fund’s performance results over the previous year ended September 3, 2025, as well as over the one-month, three-month, and six-month, three-, five- and ten-year, and calendar year-to-date periods ended September 3, 2025, with the performance of the funds in the Peer Group for the same periods.

Each Board also considered the investment performance of its respective Fund relative to its stated objectives.

Investment Manager Profitability

The Boards received and considered a profitability analysis of O’Connor Alternative Investments based on the fees to be payable under the New Investment Management Agreement for the Funds, including any fee waivers, as well as other relationships between the Funds on the one hand and affiliates of O’Connor Alternative Investments on the other. The Board deliberations also reflected, in the context of O’Connor Alternative Investments’ profitability, O’Connor Alternative Investments’ methodology for allocating costs to the Funds, recognizing that cost allocation methodologies are inherently subjective. The Boards also reviewed O’Connor Alternative Investments’ anticipated profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Economies of Scale

The Boards considered information regarding whether there are expected to be economies of scale with respect to the management of each Fund by O’Connor Alternative Investments. The Boards noted that, if the Funds’ asset levels grow, further economies of scale potentially could be realized (although this is not guaranteed) and also noted the expense limitation agreements anticipated to be in place between each Fund and O’Connor Alternative Investments for a period of at least one year following the Closing Date of the UBS/Cantor Transaction. The Boards received information regarding O’Connor Alternative Investments’ projected profitability in connection with providing investment management services to the Fund, including O’Connor Alternative Investments’ costs in providing the services.

Other Benefits to O’Connor Alternative Investments

The Boards considered other benefits expected to be received by O’Connor Alternative Investments and its affiliates as a result of their relationship with the Funds. Such benefits include, among others, benefits potentially derived from an increase in O’Connor Alternative Investments’ and its affiliates’ businesses and their reputation as a result of their relationship with the Funds.

The Boards considered the standards O’Connor Alternative Investments expects to apply in seeking best execution and O’Connor Alternative Investments’ expected policies and practices regarding soft dollars for the Funds, and reviewed O’Connor Alternative Investments’ anticipated method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Boards reviewed detailed materials received from O’Connor Alternative Investments as part of the approval process and also considered the information discussed with the Boards during the Meetings.

Conclusions

In selecting O’Connor Alternative Investments, and approving the New Investment Management Agreement with respect to each Fund and the investment advisory fee under such agreement, each Board concluded, on behalf of its respective Fund, that:

●	The Contractual Advisory Fee and Net Advisory Fee, reviewed along with information provided by Broadridge for the funds in the Fund’s Expense Group and Expense Universe, were reasonable in relation to the services expected to be provided by O’Connor Alternative Investments.

●	The Board was satisfied with the nature, extent and quality of the investment management services expected to be provided to the Fund by O’Connor Alternative Investments in a challenging commodities environment and that, based on dialogue with representatives of O’Connor Alternative Investments and counsel, the services expected to be provided by O’Connor Alternative Investments under the New Investment Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment managers.

●	In light of the costs of providing investment management and other services to the Fund and O’Connor Alternative Investments’ commitment to the Fund and willingness to waive fees (by agreeing to a contractual expense limitation, subject to approval by the Trustee Nominees after they take office shortly before the Closing Date), O’Connor Alternative Investments’ anticipated net profitability based on fees payable under the New Investment Management Agreement, as well as other ancillary benefits that O’Connor Alternative Investments and its affiliates expect to receive, were considered reasonable.

●	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by each Board was identified by the Board as the principal factor in determining whether to approve the New Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Recommendation of the Boards

Each Board recommends that shareholders of its Fund vote “FOR” Proposal 1.

PROPOSAL 2: ELECTION OF TRUSTEE NOMINEES

In connection with the change in the Funds’ investment adviser from UBS AM (Americas) to O’Connor Alternative Investments, at the October 6, 2025 Board Meeting, the Board considered and approved a proposal to change the composition of the Board from the Current Trustees to the Trustee Nominees. The Trustee Nominees currently do not serve on the Boards of the Trusts; however, the Trustee Nominees currently oversee the Cantor Registered Funds, which are advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments. The Trustee Nominees have been approved by the Boards, subject to election by each Fund’s shareholders. The Boards have reviewed information provided by O’Connor Alternative Investments on the qualifications and backgrounds of the Trustee Nominees in advance of the October 6, 2025 Board Meeting and met with the Trustee Nominees on September 16, 2025 to discuss such matters. Based on such information, the Boards believe that the election of the Trustee Nominees is in your best interest. Each of the Trustee Nominees was recommended for nomination for election by the Nominating Committee of each Board.

The Trustee Nominees for election to the Boards are Douglas Barnard, Ramona Heine, Louis Zurita and William Ferri. The Trustee Nominees currently do not serve on the Board of the Funds, however, each Trustee Nominee currently serves on the boards of the Cantor Registered Funds.

Each of Ms. Heine and Messrs. Barnard and Zurita is not expected to be an “interested person” of each Fund (each, an “Independent Trustee Nominee”), as that term is defined in Section 2(a)(19) of the 1940 Act, effective as of the Closing Date. Mr. Ferri is expected to be an “interested person” of each Fund (the “Interested Trustee Nominee”) effective as of the Closing Date because of his position with O’Connor Alternative Investments.

If elected by shareholders of a Fund, the Trustee Nominees would succeed the Current Trustees and take office effective as of a date shortly before the Closing Date, to provide sufficient time for the Trustee Nominees to consider and approve certain additional matters relating to the UBS/Cantor Transaction to take effect as of the Closing Date. The Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. Each Trustee Nominee elected at the Special Meeting will serve for a term of indefinite duration until his or her successor is duly elected and qualifies, or his or her earlier death, resignation or retirement. It is the intention of the persons named as proxies in the accompanying proxy card to nominate and vote in favor of each Trustee Nominee listed below for election as a Trustee of each Trust.

Each of the Trustee Nominees has consented to serve as a Trustee. The Boards know of no reason why any of the Trustee Nominees will be unable to serve, but in the event any Trustee Nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such Trustee Nominee will be voted for a substitute nominee as each Board may recommend.

Trustee Nominees

Basic information concerning the Trustee Nominees is set forth below. The address of each Trustee Nominee is c/o O’Connor Alternative Investments, LLC, 110 East 59th Street, New York, NY 10022.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Nominee	Other Present or Past Directorships Held by Nominee (during the past 5 years)
Independent Trustee Nominees[3]

Douglas Barnard 1960	Trustee Nominee	Director, Prophet Asset Management (manager of hedge funds) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-2022); CF Acquisition Corp VII (2022-present).	None	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund (2022-present); CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VII (2022-present).

Ramona Heine 1977	Trustee Nominee	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	None	Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust, for all its series (2022-present); Coller Secondaries Private Equity Opportunities Fund (2023-present).

Louis Zurita 1960	Trustee Nominee	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	None	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund (2022-present); ELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016-2021).
Interested Trustee Nominee[4]

William Ferri 1966	Trustee Nominee	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	None	Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust, for all its series (2022-present).

(1)	Subject to the Funds’ retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis.

(2)	The Fund Complex currently consists of Credit Suisse Commodity Strategy Funds, Credit Suisse Trust, Credit Suisse Opportunity Funds and their respective series, Credit Suisse High Yield Credit Fund and Credit Suisse Asset Management Income Fund, Inc. While the Trustee Nominees do not currently oversee any funds in the Fund Complex, which are advised by UBS AM (Americas), they currently oversee six Cantor Registered Funds, which are advised by Cantor Fitzgerald Investment Advisors, L.P. Effective as of the Closing Date, the Funds will no longer be considered part of the same Fund Complex as Credit Suisse Opportunity Funds and its respective series, Credit Suisse High Yield Credit Fund and Credit Suisse Asset Management Income Fund, Inc.

(3)	An Independent Trustee Nominee is any Nominee that is an “interested person” of each Fund within the meaning of Section 2(a)(19) of the 1940 Act.

(4)	The Interested Trustee Nominee is a Nominee that is expected to be an “interested person” of each Fund within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Ferri is expected to be an “interested person” of each Fund effective upon the Closing Date by virtue of his current position with O’Connor Alternative Investments, the proposed investment adviser to the Funds.

Qualifications of Trustee Nominees

Each Trustee Nominee was nominated by the Boards to succeed the Current Trustees in connection with the UBS/Cantor Transaction based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each Trustee Nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustee Nominees, that each Trustee Nominee is qualified to serve as a Trustee of each Fund. Among the attributes common to all the Trustee Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other trustees, the Funds’ investment adviser, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee Nominee’s ability to perform his or her duties effectively may have been attained through the Trustee Nominee’s business, consulting, public service and/or academic positions; experience from service as a trustee of the Cantor Registered Funds, other mutual funds, public companies, non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee Nominee.

Independent Trustee Nominees

Douglas Barnard. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs.

Ramona Heine. Ms. Heine has over 20 years of experience in the fund and asset management industry.

Louis Zurita. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean.

Interested Trustee Nominee

William Ferri. Mr. Ferri has over 25 years of experience as an executive in the asset management industry.

Specific details regarding each Trustee Nominee’s principal occupations during the past five years are included in the table above.

Ownership of Fund Shares

As of August 31, 2025, the Trustee Nominees did not beneficially own any equity securities of the Funds.

Ownership in Certain Entities

As of August 31, 2025, no Independent Trustee Nominee, or his or her immediate family members, owned an interest, beneficially or of record, UBS AM (Americas), each Fund’s current investment adviser, O’Connor Alternative Investments, each Fund’s proposed investment adviser effective upon the Closing Date, UBS Asset Management (US) Inc. (“UBS AM (US)”), each Fund’s current distributor, Ultimus Fund Distributors, LLC, each Fund’s anticipated distributor effective upon the Closing Date (subject to approval by the Trustee Nominees), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities, as applicable.

None of the Trustee Nominees has purchased or sold securities in an amount exceeding one percent of any class of securities of UBS AM (Americas) or O’Connor Alternative Investments, or either investment adviser’s parents or subsidiaries, since the beginning of the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio.

Compensation of Trustees

Effective January 1, 2025, each Trustee who is not a director, trustee, officer or employee of UBS AM (Americas), State Street, UBS AM (US) or any of their affiliates receives an annual retainer of $110,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his or her attendance at Board meetings. Trustee compensation is paid proportionately by all open-end funds in the Fund Complex, among them the Funds, which pay only their proportionate share as set forth in Appendix C. The Independent Chair of the open-end fund complex receives an aggregate annual fee of $24,047 and the chairman of the Audit Committee of the open-end fund complex receives an additional $9,783 in the aggregate and the chair of the Nominating Committee of the open-end fund complex receives an additional $5,357 in the aggregate. Prior to January 1, 2024, each Trustee received an annual retainer of $105,000.

The Trustee Nominees were not paid any compensation by each Fund for the Fund’s most recent fiscal year.

The Current Trustees have not approved any changes to the compensation structure of the Boards described above in connection with the UBS/Cantor Transaction. However, the Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. It is expected that the Trustee Nominees, if elected by shareholders, will determine to alter the compensation structure of each Board when they take office shortly before the Closing Date.

Leadership Structure and Oversight Responsibilities of the Board

Overall responsibility for oversight of each Fund rests with the applicable Board. Each Fund has engaged UBS AM (Americas) to manage the Fund on a day-to day basis. The applicable Board is responsible for overseeing UBS AM (Americas) and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. Each Board is currently composed of four members, each of whom is a Trustee, who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Trustee”). Each Board meets in-person at regularly scheduled quarterly meetings each year. In addition, each Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, each Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Laura A. DeFelice, an Independent Trustee, to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with UBS AM (Americas), counsel and other Trustees generally between meetings. The Chair serves as a key point person for dealings between management and the Trustees. The Chair also may perform such other functions as may be delegated by the Board from time to time.

Ms. DeFelice will cease to serve as the Chair of each Board when the Trustee Nominees take office shortly before the Closing Date. Accordingly, the Trustee Nominees will be required to alter the leadership structure of each Board when they take office shortly before the Closing Date.

Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of UBS AM (Americas), and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. UBS AM (Americas), and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of UBS AM (Americas) and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, each Board interacts with and reviews reports from, among others, UBS AM (Americas), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board of Credit Suisse Commodity Strategy Funds met eleven times during the fiscal year ended October 31, 2024. The Board of Credit Suisse Trust met ten times during the fiscal year ended December 31, 2024.

Each Current Trustee then in office attended at least 75% of the total number of meetings that each Board held during the Fund’s respective fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the Fund’s respective fiscal year.

Committees of the Board and Committee Meetings

Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Gupta and Shaiman and Mses. DeFelice and Kappagoda.

In accordance with its written charter adopted by its Board, each Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of the Board of Credit Suisse Commodity Strategy Funds met six times during the fiscal year ended October 31, 2024, and the Audit Committee of the Board of Credit Suisse Trust met five times during the fiscal year ended December 31, 2024.

In accordance with its written charter adopted by its Board, a copy of which is included in Appendix B, each Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee of the Board of Credit Suisse Commodity Strategy Funds met seven times during the fiscal year ended October 31, 2024, and the Nominating Committee of the Board of Credit Suisse Trust met four times during the fiscal year ended December 31, 2024.

Each Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

The Current Trustees have not approved any changes to the committee structure of the Boards described above in connection with the UBS/Cantor Transaction. However, the Current Trustees are not standing for election and will cease to serve as Trustees of each Trust effective when the Trustee Nominees take office. Accordingly, the Trustee Nominees, if elected by shareholders, will be required to alter the committee structure of each Board when they take office shortly before the Closing Date.

Current Trustees, Advisory Board Member and Officers of the Funds

The name, address, position and principal occupations during the past five years of the Current Trustees, Advisory Board Member and principal executive officers of the Funds, a discussion of the qualifications of the Current Trustees and Advisory Board Member, and the compensation of the Current Trustees and the Advisory Board Member are set out in Appendix C.

Recommendation of the Boards

Each Board recommends that shareholders of its Fund vote “FOR” Proposal 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 23, 2024, each Fund’s Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds, due to PwC’s ceasing to be deemed an independent registered public accounting firm with respect to the Funds after April 30, 2024. Each Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. PwC’s reports on the Funds’ financial statements for the fiscal periods ended October 31, 2023 and October 31, 2022, in the case of Credit Suisse Commodity Return Strategy Fund, and for the fiscal periods ended December 31, 2023 and December 31, 2022, in the case of Commodity Return Strategy Portfolio, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During each Fund’s fiscal periods ended October 31, 2023 and October 31, 2022, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023 and December 31, 2022, in the case of Commodity Return Strategy Portfolio, and the subsequent interim periods through April 23, 2024, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Effective June 19, 2024, Ernst & Young LLP (“EY”) was engaged as the independent registered public accounting firm following the recommendation of the Audit Committee of each Fund’s Board and approval by each Fund’s Board for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio. During the Fund’s fiscal periods ended October 31, 2023 and October 31, 2022, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023 and December 31, 2022, in the case of Commodity Return Strategy Portfolio, and the subsequent interim periods through June 19, 2024, neither Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

At a meeting held on April 23, 2024, the Audit Committee of each Fund’s Board approved the selection of EY as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio. EY has been each Fund’s independent registered public accounting firm since June 19, 2024, and has informed each Fund that it has no material direct or indirect financial interest in the Fund. Representatives of EY will not be present at the Special Meeting, and, accordingly, will not have the opportunity to make a statement and will not be available to respond to questions.

The information in the table below is provided for services rendered to the Funds showing the amount of fees billed to each Fund during the Fund’s last two fiscal years by PwC and EY, as applicable. For the engagement with PwC and EY, the Audit Committee of each Fund’s Board approved in advance all audit services and non-audit services that PwC and EY provided to the Fund for its last two fiscal years indicated below.

Fund Name	Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees[1]	All Other Fees	Total
Credit Suisse Commodity Return Strategy Fund	10/31/24	$57,650	-	-	-	$57,650
	10/31/23	$59,300	-	$4,500	-	$63,800
Commodity Return Strategy Portfolio	12/31/24	$57,500	-	-	-	$57,500
	12/31/23	$60,200	-	$4,500	-	$64,700

(1)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the each Fund’s operations and financial reporting and that were rendered by PwC for the fiscal year ended October 31, 2023, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023, in the case of Commodity Return Strategy Portfolio, and by EY for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2024, in the case of Commodity Return Strategy Portfolio to the Funds’ investment adviser, UBS AM (Americas), and any service provider to the Funds controlling, controlled by or under common control with UBS AM (Americas) that provided ongoing services to the Funds (“Covered Services Provider”):

	2023	2024
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The Audit Committee of the Board of each Fund is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to UBS AM (Americas) and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than UBS AM (Americas) or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to each Fund, UBS AM (Americas) and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended October 31, 2023, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023, in the case of Commodity Return Strategy Portfolio, and by EY for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2024, in the case of Commodity Return Strategy Portfolio, to the Funds for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2023	2024
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended October 31, 2023, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023, in the case of Commodity Return Strategy Portfolio, and by EY for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2024, in the case of Commodity Return Strategy Portfolio, to UBS AM (Americas) and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X:

	2023	2024
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

For the fiscal year ended October 31, 2023, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2023, in the case of Commodity Return Strategy Portfolio, the aggregate fees billed by PwC for non-audit services rendered on behalf of each Fund (“covered”), and for the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and December 31, 2024, in the case of Commodity Return Strategy Portfolio, the aggregate fees billed by EY for non-audit services rendered on behalf of its investment adviser and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to each Fund for each of the last two fiscal years of such Fund are shown in the table below:

	Fiscal Year Ended
	October 31, 2023	December 31, 2023	October 31, 2024	December 31, 2024
Covered Services	$4,500	$4,500	-	-
Non-Covered Services	-	-	$979,248	$1,536,646

ADDITIONAL INFORMATION

Proxy Voting and Shareholder Meeting

All properly executed and timely received proxy cards will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxy cards will be voted for the approval of each of Proposal 1 and Proposal 2. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the applicable Fund, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Special Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy card.

All shareholders of record of each Fund on the Record Date are entitled to vote at the Special Meeting. Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” of the respective Fund entitled to vote on the applicable Proposal voting separately. A “majority of the outstanding voting securities” is defined in the 1940 Act as either (i) the vote of 67% or more of the voting securities entitled to vote on the applicable Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the applicable Proposal, whichever is less. Approval of Proposal 2 requires a plurality of the votes cast at the Special Meeting by the shareholders of the respective Fund voting separately.

A quorum for the Special Meeting will consist of the presence in person or by proxy of the holders of record of (i) in the case of Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds, one-third of the shares of the Fund outstanding and entitled to vote at the Special Meeting, and (ii) in the case of Commodity Return Strategy Portfolio, a series of Credit Suisse Trust, a majority of the shares of the applicable Fund’s outstanding and entitled to vote at the Special Meeting.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted applicable rules to vote on Proposal 1 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners, because Proposal 1 is a “non-routine” proposal. On the other hand, Proposal 2 is a “routine” proposal, and broker-dealer firms holding shares of the Fund in “street name” for their customers will be permitted to vote on Proposal 2 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund may receive “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter, and (c) the shares are present at the Special Meeting. Broker non-votes will count as present for a quorum, but will have the effect of a negative vote against Proposal 1. Abstentions, if any, will have the effect of a negative vote against Proposal 1. We urge you to instruct your broker or other nominee to vote your shares.

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal described in the Joint Proxy Statement is not obtained at the Special Meeting with respect to a Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Fund in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of holders of the applicable Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal described in the Joint Proxy Statement and will vote against any such adjournment those proxies to be voted against such proposal.

Shares of the Commodity Return Strategy Portfolio (the “Portfolio”), a series of Credit Suisse Trust, are sold to certain tax-qualified pension and retirement plans (“Qualified Plans”) and insurance companies (“Insurance Companies”) and their separate accounts and are used as investment options under the Qualified Plans and under variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Insurance Companies. Variable Contract holders and Qualified Plan participants who select the Portfolio for investment through a Variable Contract or Qualified Plan have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An Insurance Company or Qualified Plan that uses the Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares. However, under current law, the Insurance Companies are required to solicit voting instructions from Variable Contract holders who beneficially own shares of the Portfolio as of the Record Date and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting. The Qualified Plans will also solicit voting instructions from Qualified Plan participants who beneficially own shares of the Portfolio as of the Record Date. The Insurance Companies and the Qualified Plans will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions, even in instances where a broker would be prevented from exercising discretion. As a result, the vote of a small number of shares could determine the outcome of the vote on the Proposal. Unmarked voting instructions will be voted in favor of the Proposal.

If any matter other than the Proposals properly comes before the Special Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Special Meeting.

EQ Fund Solutions LLC (the “Agent”) has been engaged by UBS AM (Americas) to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $222,984 to $272,536, plus all reasonable out of pocket expenses incurred on behalf of each Fund. The solicitation cost will be borne by UBS AM (Americas) out of its own legitimate profits. As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified their respective Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (877) 283-0322 or write to Mutual Fund Operations c/o of David Shivkumar at Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010. The Funds will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of their respective Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Ownership Information

Set forth on Appendix E are persons who, to the knowledge of each Fund, beneficially owned more than five percent of the outstanding shares of each Fund as of October 10, 2025.

Information about UBS AM (Americas)

UBS AM (Americas) LLC, 787 Seventh Avenue, New York, New York 10019, is part of the asset management business of UBS Group AG, one of the world’s leading banks. UBS Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of UBS Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

Information About the Funds’ Current and Proposed Investment Advisers and the Funds’ Current Administrators and Distributor

Each Fund’s current investment adviser is UBS AM (Americas), 787 Seventh Avenue, New York, New York 10019. UBS AM (Americas) is a wholly-owned subsidiary of UBS Group AG, one of the world’s leading banks and an internationally diversified organization with headquarters in Bahnhofstrasse 45, 8001 Zurich, Switzerland, and is part of the asset management business of UBS Group AG. UBS Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of UBS Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Prior to May 1, 2024, Credit Suisse Asset Management, LLC (previously defined as “CSAM”) served as the investment adviser to each Fund. Effective May 1, 2024. CSAM merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment adviser to each Fund.

Each Fund’s administrators are State Street, One Congress Street, Boston, Massachusetts 02114, and UBS AM (Americas).

Each Fund’s distributor is UBS AM (US), Eleven Madison Avenue, New York, New York 10010. Effective May 1, 2024, UBS AM (US) replaced Credit Suisse Securities (USA) LLC (“CSSU”) as each Fund’s distributor.

Each Fund’s proposed investment adviser, O’Connor Alternative Investments, is located at 110 East 59th Street, NY, NY 10022. O’Connor Alternative Investments was established in 2025 and has no operating history and has recently registered with the SEC as an investment adviser. O’Connor Alternative Investments is an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., located at 110 East 59th Street, NY, NY 10022, and an affiliate of Cantor Fitzgerald Investment Advisors, L.P., which has been registered with the SEC as an investment adviser since 2011. Pursuant to the New Investment Management Agreement, on behalf of the Funds, Cantor will manage the investment portfolio and business affairs of each Fund.

Information regarding the names, addresses and principal occupations of the principal executive officers and directors of each of UBS AM (Americas) and O’Connor Alternative Investments, as well as the Current Trustees and Trustee Nominees who hold positions with UBS AM (Americas) or O’Connor Alternative Investments, respectively, is set out in Appendix D.

Aggregate Fees and Brokerage Commissions

The following table shows the aggregate dollar amount of investment advisory fees (after waivers) paid by each Fund to UBS AM (Americas) (since May 1, 2024) or CSAM (prior to May 1, 2024) with respect to each Fund, along with the amount of these fees that were waived and/or reimbursed, if any, for the Fund’s most recent fiscal year indicated below.

Fund Name	Fiscal Year Ended	Advisory Fees Paid (After Waivers)	Waivers
Credit Suisse Commodity Return Strategy Fund	10/31/24	$6,806,087	$416,463
Commodity Return Strategy Portfolio	12/31/24	$3,487,330	$38,742

The following table shows the aggregate dollar amount of distribution services fees paid by each Fund to UBS AM (US) (since May 1, 2024) or CSSU (prior to May 1, 2024) with respect to its Class A Shares and Class C Shares, in the case of Credit Suisse Commodity Return Strategy Fund, or its Class 1 shares, in the case of Commodity Return Strategy Portfolio, pursuant to the Plans of Distributions for the applicable share classes of each Fund adopted pursuant to Rule 12b-1 under the 1940 Act, during the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio.

Fund Name	Class A 12b-1 Fees	Class C 12b-1 Fees	Class 1 12b-1 Fees
Credit Suisse Commodity Return Strategy Fund	$71,937	$50,024	N/A
Commodity Return Strategy Portfolio	N/A	N/A	$67,665

The Funds did not pay any commissions to affiliated broker-dealers during the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio.

Submission of Proposals for Next Meeting of Shareholders

The Funds generally do not hold annual shareholder meetings. Any shareholder who wishes to submit a proposal to be considered at a Fund’s next meeting of shareholders should send the proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the Fund’s proxy statement and form of proxy card relating to such meeting.

Attendance of Trustees at Shareholders’ Meetings

The Trusts do not have a formal policy regarding Trustee attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Trustees were elected during its last fiscal year.

Shareholder Communications

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

Other Matters

Management does not know of any matters properly to be presented at the Special Meeting other than those mentioned in this Joint Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Reports to Shareholders

Each Fund will furnish each person to whom this Joint Proxy Statement is delivered with a copy of its latest annual report and semi-annual report to shareholders upon request and without charge. To request a copy, please call (877) 283-0322.

By Order of each Board,

/s/ Karen Regan
Karen Regan
Secretary of the Funds
October 21, 2025

New York, New York

APPENDIX A

New Investment Management Agreement

INVESTMENT MANAGEMENT AGREEMENT

CANTOR FITZGERALD COMMODITY RETURN STRATEGY TRUST
CANTOR FITZGERALD VARIABLE INSURANCE TRUST

[__], 2026

O’Connor Alternative Investments, LLC

110 East 59th Street

New York, NY 10022

Ladies and Gentlemen:

Cantor Fitzgerald Commodity Return Strategy Trust, a Delaware statutory trust, and Cantor Fitzgerald Variable Insurance Trust, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (each, a “Trust” and collectively, the “Trusts”), for and on behalf of their respective series listed on Annex I hereto, which may be amended from time to time (each, a “Fund” and, collectively, the “Funds”), each herewith confirms its agreement with O’Connor Alternative Investments, LLC (the “Manager”), a Delaware limited liability company, as follows:

1.	Investment Description; Appointment

Each Trust, on behalf of its respective Funds, desires to employ the capital of such Funds by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its respective Agreement and Declaration of Trust, as may be amended from time to time, and in the Funds’ Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the “Prospectus” and “SAI,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust (the “Board”). Copies of the Funds’ Prospectuses and SAIs have been or will be submitted to the Manager. Each Trust desires to employ and hereby appoints the Manager to act as investment manager to each of the applicable Funds. The Manager accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Manager

Subject to the supervision and direction of the Board of each Trust, the Manager will:

(a)	act in strict conformity with the applicable Trust’s Agreement and Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may from time to time be amended;

(b)	manage and monitor each Fund’s assets in accordance with such Fund’s investment objective, policies and restrictions as stated in the Fund’s Prospectuses and SAIs;

(c)	make investment decisions for each Fund and oversee risks of such investments;

(d)	place purchase and sale orders for securities and other investments on behalf of each Fund;

(e)	exercise voting rights in respect of portfolio securities and other investments for each Fund;

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(f)	furnish such statistical information each Fund may reasonably request with respect to the investments that such Fund may hold or contemplate purchasing;

(g)	apprise the Board of important developments materially affecting each Fund;

(h)	furnish to third-party data reporting services all currently available standardized performance information and other customary data;

(i)	provide other information and services required in connection with the preparation and filing with regulatory authorities of all registration statements and Prospectuses, Prospectus supplements, SAIs, and annual, semi-annual and periodic reports to shareholders of each Fund;

(j)	monitor and evaluate the services provided by each Fund’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s), monitor the compliance of such sub-adviser(s) with the investment objectives, policies and restrictions of such Fund, and report to the Board with respect to the performance of such sub-adviser(s);

(k)	assist in supervising all aspects of each Fund’s operations, except those performed by other parties pursuant to written agreements with the Fund; provided, that the distribution of Fund shares shall be the sole responsibility of the Funds’ distributor;

(l)	assist in and coordinate the preparation of annual post-effective amendments (and supplements thereto) to each Fund’s registration statement on Form N-1A and provide specific information for inclusion therein; prepare and file with the Securities and Exchange Commission (the “SEC”) the Fund’s Forms N-PORT, N-PX and N-CSR (other than the included financial report); provide disclosure control review and chief executive officer and chief financial officer certifications for SEC filings; assist the Funds’ administrator (the “Administrator”) with preparation of Forms N-PORT and N-CEN for the Funds and provide specific information for inclusion therein;

(m)	furnish corporate secretarial services, including assisting the Board with the preparation of the agendas and specific materials for meetings of the Trust’s Board and committees thereof; distribute Board and committee meeting materials and prepare minutes of routine meetings of the Board and any committees thereof and of a Fund’s shareholders; follow up on matters raised during Board meetings; and liaise with the Board and providing additional information upon request;

(n)	monitor compliance by the Funds with relevant provisions of the federal securities laws; coordinate the resolution of compliance matters identified with appropriate parties; assist in developing and monitoring compliance procedures for compliance with each Fund’s investment objective, policies and restrictions, tax status, personal trading and proxy voting procedures and certain other applicable laws and regulations related to trading practices, such as soft dollar and best execution policies; develop or assist in developing guidelines and procedures to improve overall compliance; and assist in developing and maintaining a disaster recovery program for the Funds;

(o)	supply the Funds with office facilities (which may be the Manager’s own offices), internal executive, legal, regulatory and administrative services, and stationery and office supplies;

(p)	oversee the preparation and production of the annual and semiannual reports to Fund shareholders, prepare the management letters and review and comment on the reports, including notes to the financial statements;

(q)	act as liaison between each Fund and the Fund’s independent registered public accountants, counsel, custodian or custodians, transfer agent and Administrator, and take all reasonable action to assure that all necessary and reasonably requested information is made available to each of them; make reports and recommendations to the Board regarding the performance of service providers; and actively participate with other relevant parties in the resolution of matters raised affecting the Funds and their operations;

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(r)	act as liaison with the SEC and other regulators in relation to inquiries and inspections relating to the Funds;

(s)	review, approve and arrange for the payment of Fund expenses; review and approve expense budgets and periodic expense adjustments;

(t)	develop and maintain a website for the Funds;

(u)	conduct due diligence of financial intermediaries that propose to enter into distribution and/or service agreements for the sale of Fund shares, negotiate legal arrangements with those intermediaries, provide specific information to financial intermediaries for transmission to their clients/customer, coordinate administrative efforts to offer Fund shares on various distribution platforms, reconcile invoices of financial intermediaries with transfer agency records, and arrange for the payment of financial intermediaries to the extent they are paid out of Fund assets;

(v)	monitor compliance with the Funds’ trading policy, including frequent trading, oversee review of transaction information provided by financial intermediaries to the Fund or the Funds’ transfer agent, determine the appropriateness of hardship exceptions to any Fund redemption fee requirements, monitor as-of trades, assist in the correction of net asset value or other errors affecting Fund share prices, and provide periodic reports to the Board regarding these matters;

(w)	perform certain legal duties for the Funds; retain and manage outside counsel as appropriate;

(x)	provide infrastructure and support services to the Funds;

(y)	perform valuation services with respect to investments held by the Funds to the extent not provided by other service providers;

(z)	coordinating mailings to Fund shareholders, such as Prospectus supplements, but specifically excluding dividend payments and transaction confirmations and account statements;

(aa)	review each Fund’s tax returns as prepared by the Administrator or other third party; oversee preparation and coordinate the mailing of Forms 1099 for the Funds; prepare descriptive information to accompany Forms 1099; monitor the accuracy of data provided on Forms 1099; and with the advice of counsel and the Funds’ independent accountants, determine the appropriate tax treatment for specific investments or investment strategies;

(bb)	maintain and preserve Fund records consisting of Board and committee meeting materials and minutes, Trust corporate/trust records, Trust agreements with service providers, Trust policies and procedures and files evidencing compliance with the Trust’s Rule 17j-1 code of ethics;

(cc)	respond to Fund shareholder complaints and shareholder inquiries as requested by the Funds’ transfer agent;

(dd)	oversee the provision of shareholder liaison services by the Funds’ transfer agent (i.e., the transfer agent’s response to inquiries of Fund shareholders, its provision of information on shareholder investments, its assistance to Fund shareholders in changing account options and addresses);

(ee)	prepare reports and provide information regarding the Funds as reasonably requested by the Board or by other Fund service providers;

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(ff)	assist in and coordinate the preparation of proxy statements; provide assistance in the solicitation of Fund shareholders by providing data for inclusion in proxy statements, coordinating proxy solicitors and other vendors, coordinating mailing of proxies and other solicitation materials, conducting shareholder meetings and developing strategies for solicitation campaigns; and

(gg)	provide information to the Funds’ distributor, as reasonably requested, concerning the Funds, such as portfolio holdings, expense ratios and performance information, to support their advisory and distribution activities.

In providing those services, the Manager will provide investment research and supervision of each Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of such Fund’s assets.

Subject to the approval of the Board of each Trust and where required, a Fund’s shareholders, the Manager may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of such Fund and may delegate to such investment sub-adviser(s) the responsibilities described in paragraphs (b) through (j) above. In the event that an investment sub-adviser’s engagement has been terminated, the Manager shall be responsible for furnishing such Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to such Fund and the Trust’s Board and subject to the requirements of the 1940 Act.

3.	Brokerage

In executing transactions for each Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Manager will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Manager will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to each Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

4.	Information Provided to the Funds

The Manager will keep each Fund informed of developments materially affecting such Fund, and will, on its own initiative, furnish such Fund from time to time with whatever information the Manager believes is appropriate for this purpose.

5.	Personal Information

The parties hereto acknowledge and agree that the Manager may receive from the Funds or the Funds’ distributor “personal information,” in the context of providing services pursuant to the Agreement (“Personal Information”), as such term is defined under applicable data privacy laws or regulations (“Applicable Data Privacy Law”). The Funds acknowledge that, to the extent they have obtained Personal Information, they have obtained all such Personal Information in accordance with Applicable Data Privacy Law, and the transfer of such Personal Data to the Manager, for the intended purposes, is permissible under Applicable Data Privacy Law. The Manager agrees to only use such Personal Information for the purpose of performing the services for the Funds hereunder. The parties agree to negotiate in good faith any separate agreements required to enable the parties to comply with Applicable Data Privacy Law where necessary. Each party agrees that it will not “sell” (as such term is defined under Applicable Data Privacy Law) any Personal Information. The parties shall undertake administrative, technical, physical and organizational measures designed to protect against unauthorized, accidental or unlawful processing, loss, theft, interception, destruction, access, use, disclosure or similar risks to the Personal Information. The parties shall ensure that any Personal Information provided to any subsidiary of the respective parties shall comply with the terms set forth herein and understand that each respective party shall be responsible for any breach by any subsidiary of such respective party.

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6.	Standard of Care

The Manager shall exercise its best judgment in rendering the services listed in Sections 2, 3 and 4 above. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this agreement (“Agreement”) relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against any liability to each Fund or to shareholders of such Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

In consideration of the management services rendered pursuant to Section 2 of this Agreement, each Fund will pay the Manager the annual fee applicable to such Fund calculated at an annual rate set forth on Annex I hereto of such Fund’s average daily net assets. The fee shall be calculated and payable monthly.

The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of each Fund’s net assets shall be computed at the times and in the manner specified in such Fund’s Prospectus or SAI.

8.	Expenses

The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to Section 2 of this Agreement; provided, however, that each Fund will reimburse the Manager for the reasonable out-of-pocket expenses incurred by it on behalf of the Fund with respect to services rendered pursuant to paragraphs (l) through (ee) of Section 2 upon presentation of appropriate documentation. Such reimbursable expenses shall include, but not be limited to, postage, telephone, facsimile, photocopying and commercial courier charges. Each Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the applicable Trust who are not officers, directors, or employees of the Manager, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; such Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of such Fund’s existence; except as otherwise provided herein, costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing Prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of such Fund and of the officers or Board of the applicable Trust; and any extraordinary expenses.

Each Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which such Fund is a party and of indemnifying officers and Trustees of the applicable Trust with respect to such litigation and other expenses as determined by the Trustees.

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9.	Services to Other Companies or Accounts

Each Trust understands that the Manager now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser or manager to one or more other investment companies or series of investment companies, and such Trust has no objection to the Manager so acting, provided that whenever a Fund and one or more other accounts or investment companies or portfolios advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. Each Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund. In addition, each Trust understands that the persons employed by the Manager to assist in the performance of the Manager’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Manager to perform its services under this Agreement.

10.	Term of Agreement

With respect to each Fund, this Agreement shall continue for an initial period of two years commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of the applicable Trust or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of the applicable Trust, who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Fund, without penalty, on 60 days’ written notice, by the Board of the applicable Trust or by vote of holders of a majority of the applicable Fund’s shares, or upon 90 days’ written notice, by the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Representation by the Trusts

Each Trust represents that copies of its Agreement and Declaration of Trust, together with all amendments thereto, are on file in such state where the applicable Trust is registered.

12.	Use of Names

Each Trust recognizes that directors, officers and employees of the Manager may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “Cantor”, “Cantor Fitzgerald”, or “CF” as part of their names, and that the Manager or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Manager ceases to act as the investment adviser of a Fund, such Fund agrees that, at the Manager’s request, such Fund’s license to use the words “Cantor”, “Cantor Fitzgerald”, or “CF” will terminate and that such Fund will take all necessary action to change the name of such Fund to names not including the words “Cantor”, “Cantor Fitzgerald”, or “CF”.

13.	Miscellaneous

Notice is hereby given that this Agreement is entered into on behalf of a Fund by an officer of such Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of any Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of any Fund assume any personal liability for obligations entered into on behalf of a Fund. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund.

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Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

CANTOR FITZGERALD COMMODITY RETURN STRATEGY TRUST

Name:
Title:

CREDIT SUISSE OPPORTUNITY FUNDS

Name:
Title:

CANTOR FITZGERALD VARIABLE INSURANCE TRUST

Name:
Title:

O’CONNOR ALTERNATIVE INVESTMENTS, LLC

Name:
Title:

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ANNEX I
TO INVESTMENT MANAGEMENT AGREEMENT

Fund	Annual Fee Rate (as a percentage of average daily net assets of such Fund)
Cantor Fitzgerald Commodity Return Strategy Trust
Cantor Fitzgerald Commodity Return Strategy Fund	0.59%
Cantor Fitzgerald Variable Insurance Trust
Cantor Fitzgerald Commodity Return Strategy Portfolio	0.59%

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APPENDIX B

Nominating Committee Charter

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) listed on Appendix A hereto (each such Charter being a separate Charter).

1)	PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

◼	the nomination of new Trustees.

◼	the evaluation of the Board and its committee structure.

2)	MEMBERSHIP

The Committee for each Fund shall consist of all of the Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

The Committee shall appoint its Chairperson by a majority vote of its members. The Chairperson shall serve as such until a successor is appointed by the Committee, except that in no event shall a Chairperson serve longer than ten years.

The compensation, if any, of the Committee members shall be as determined by the Board.

3)	NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies may confront in fulfilling their duties to fund shareholders. In addition, the Nominating Committee considers whether a candidate's background, experience and skills will contribute to the diversity of the Board. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Trustees.

The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, New York, New York 10010. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

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4)	ADDITIONAL RIGHTS AND RESPONSIBILITIES

The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the trustees, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

The Committee may retain and terminate a search firm to identify trustee nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Any Committee Member that is approaching the date that is two years from their retirement from the Board shall inform each of the other Committee Members to enable the Committee to properly plan for succession and a smooth transition of Board membership and leadership roles. A prospectively retiring Member shall cooperate with the remaining Committee Members to set the date when he/she shall come off the Committee.

In order to enable the Committee to properly plan for succession and smooth transitions of Board membership and leadership roles, any Committee member that reaches the date that is one (1) year from the date of their retirement from the Board shall automatically no longer be a member of the Committee as of such date. Any Committee member that has made a final decision to retire early from the Board shall inform each of the other Committee members of such decision and shall also automatically no longer be a member of the Committee as of the date that is one (1) year from their stated retirement date, or, if later, the date of their notification to the other Committee members of their intention to retire early.

The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

5)	PROCEDURAL MATTERS

The Committee shall meet at least once a year.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund’s website.

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The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 13, 2025

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APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Gold and Income Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

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APPENDIX C

Information Regarding the Current Trustees, Advisory Board Member and Officers

The business and affairs of each Trust are managed by the Board in accordance with the laws of the State of Delaware, in the case of Credit Suisse Commodity Return Funds, and the Commonwealth of Massachusetts, in the case of Credit Suisse Trust. Each Board is currently composed of five members, four of whom are Independent Trustees. Each Board elects officers who are responsible for the day-to-day operations of the respective Trust and who execute policies authorized by the Board. Each Board approves all significant agreements between its Trust on behalf of its respective Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent. The names and years of birth of the Current Trustees, the Advisory Board Member and officers of each Trust, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Current Trustees and Advisory Board Member

Name, address and year of birth	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Independent Trustees*

Laura A. DeFelice c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chair of the Board, Nominating Committee and Audit Committee Member	Trustee since 2017 and Chair since November 2023	Managing Member of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Managing Member of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	7	Director of the Lyric Opera of Chicago (performing arts) from 2021 to present.

Mahendra R. Gupta c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Nominating Committee Member and Audit Committee Chair	Since 2017	Professor, Washington University in St. Louis from 1990 to present; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from 2001 to present.	7	Director of Caleres Inc. (footwear) from 2012 to present; Director and Chair at the Foundation of Barnes Jewish Hospital (healthcare) from 2018 to present and 2024 to present, respectively; Director of First Bank (finance) from 2023 to present; Director of ENDI Corporation (finance) from 2023 to present; Director of The Oasis Institute (not-for-profit) from 2022 to present; Director of the Consortium for Graduate Study in Management from 2017 to 2023; Director of Koch Development Corporation (Real Estate Development) from 2017 to 2020; Director of the Guardian Angels of St. Louis (not-for-profit) from 2015 to 2021.

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Name, address and year of birth	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Samantha Kappagoda c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York New York 10010 Year of Birth: 1968	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Chief Data Scientist and Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present; Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present.	7	Member, Business Board of Governing counsel at the University of Toronto (education) from 2024 to present; Director of Girl Scouts Council of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Member, Senior Editorial Advisory Board, Journal of Risk Finance, Emerald Publications (research) from 2005 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020.
Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee; Nominating Committee and Audit Committee Member	Since 2024	Executive Director, Loan Syndications and Trading Association (financial trade association) from 2018 to May 2024.	7	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2020 to present.

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Name, address and year of birth	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee/ advisory board member	Other directorships held by trustee during past five years
Interested Trustee

John G. Popp** c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee	Since 2017 Chief Executive Officer and President from 2010 to 2024	Managing Director of UBS AM (Americas); Global Head and Chief Investment Officer of the Credit Investments Group; Associated with UBS AM (Americas) and Credit Suisse Asset Management, LLC (“Credit Suisse”) or its predecessor since 1997.	7	None.

Advisory Board Member

Charles W. Gerber c/o UBS Asset Management (Americas) Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1955	Advisory Board Member	Since 2024	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting) from 2016 to present; Director.	7[3]	Director MA Holdings, Inc. (real estate) from 2023 to present.

* “Independent Trustees” are Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

1 Subject to the Trust’s retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis.

2 The Fund Complex consists of Credit Suisse Commodity Strategy Funds, Credit Suisse Trust and Credit Suisse Opportunity Funds (together, the “open-end Credit Suisse Funds”), and Credit Suisse High Yield Credit Fund and Credit Suisse Asset Management Income Fund, Inc. (together, the “closed-end Credit Suisse Funds”).

** Mr. Popp is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of UBS AM (Americas).

3 Mr. Gerber is a director/trustee of the closed-end Credit Suisse Funds.

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Officers

Name, address and year of birth	Position(s) held with fund	Term of office[4] and length of time served	Principal occupation(s) during past five years
Omar Tariq UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1983	Chief Executive Officer and President	Since 2024	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2019 to May 2024; Chief Financial Officer and Treasurer of the Credit Suisse Funds from 2019 to 2024; Senior Manager at PricewaterhouseCoopers, LLP from 2010 to 2019; Associated with Credit Suisse and UBS AM (Americas) since May 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1979	Chief Compliance Officer	Since 2023	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2023 to May 2024; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Associated with Credit Suisse and UBS AM (Americas) since January 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from 2015 to May 2024; Counsel at DLA Piper LLP from 2011 to 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Associated with Credit Suisse and UBS AM (Americas) since April 2015; Officer of other Credit Suisse Funds.

Karen Regan UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Director of UBS AM (Americas) since May 2024; Vice President of Credit Suisse from 2008 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since December 2004; Officer of other Credit Suisse Funds.

Rose Ann Bubloski UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1968	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Management of UBS Asset Management (Americas) LLC since 2011; Associated with UBS AM (Americas) since March 1994; Officer of other Credit Suisse Funds.

4 Each Officer serves until his or her respective successor has been duly elected and qualified.

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Each Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, UBS AM (Americas), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the each Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Laura A. DeFelice. Ms. DeFelice has been a Trustee since 2017 and Chair of all of the open-end Credit Suisse Funds in the Fund Complex since 2023. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. She has over twenty-five years of business experience in the financial services industry, including as a law firm partner specializing in structured finance. Ms. DeFelice also serves as chair of the board of directors/trustees of the closed-end Credit Suisse Funds.

Mahendra R. Gupta. Mr. Gupta has been a Trustee and Chair of the Audit Committee of all the open-end Credit Suisse Funds in the Fund Complex since 2017. Mr. Gupta is a Professor at Washington University in St. Louis. He has over thirty years of academic experience as a professor of accounting and management. Mr. Gupta also serves on the board of directors/trustees and chairs the audit committees of the closed-end Credit Suisse Funds.

Samantha Kappagoda. Ms. Kappagoda has been a Trustee and Chair of the Nominating Committee of all of the open-end Credit Suisse Funds in the Fund Complex since 2023. Ms. Kappagoda is the Chief Economist and Co-Founder of Risk Economics, Inc. and Chief Data Scientist and Co-Managing Member of Numerati Partners LLC. She has over thirty years of experience as an economist. Ms. Kappagoda also serves on the board of directors/trustees and chairs the nominating committees of the closed-end Credit Suisse Funds.

John G Popp. Mr. Popp has been a Trustee of all of the open-end Credit Suisse Funds in the Fund Complex since 2017. Mr. Popp is a Managing Director of UBS (AM) Americas and Global Head and Chief Investment Officer of the Credit Investments Group. Mr. Popp has been associated with UBS AM (Americas) and Credit Suisse since 1997. He has over thirty years of business experience in the financial services industry. Mr. Popp also serves on the board of directors/trustees of the closed-end Credit Suisse Funds. Mr. Popp also served from 2010 to 2024 as Chief Executive Officer and President of all the funds in the Fund Complex. Mr. Popp is the Chief Investment Officer of the closed-end Credit Suisse Funds since 2024.

Lee M. Shaiman. Mr. Shaiman has been a Trustee of all the open-end Credit Suisse Funds in the Fund Complex since 2024. Mr. Shaiman is a Director of Investcorp Credit Management BDC, Inc., From January 1, 2018 until his retirement on May 31, 2024, Mr. Shaiman served as Executive Director and Board Member of the Loan Syndications and Trading Association. He has forty years of experience in the financial services industry as an investment banker, financial analyst, debt syndicate manager and portfolio manager. Mr. Shaiman also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Charles W. Gerber. Mr. Gerber has been an Advisory Board Member of all of the open-end Credit Suisse Funds in the Fund Complex since 2024. Mr. Gerber is a Consultant of Canadian Imperial Bank of Commerce, a Senior Adviser of Stoneturn Group, LLP, and a Director of Michael Anthony Holdings, Inc. He has over thirty years of experience in financial services and related legal, compliance and corporate governance matters. Mr. Gerber also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Specific details regarding each Trustee’s and the Advisory Board Member’s principal occupations during the past five years are included in the table above.

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Ownership in Shares of the Funds and the Fund Complex

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of Fund shares as of September 30, 2025:

Name of Current Trustee	Dollar range of equity securities in Credit Suisse Commodity Return Strategy Fund*[1]	Dollar range of equity securities in Commodity Return Strategy Portfolio*[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in family of investment companies*[1]
Independent Trustees
Laura A. DeFelice	B	A	D
Mahendra R. Gupta	A	A	E
Samantha Kappagoda	A	A	A
Lee M. Shaiman	A	A	A
Advisory Board Member
Charles W. Gerber	A	A	C
Interested Trustee
John G. Popp	A	A	E

* Key to Dollar Ranges:

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

1 Beneficial ownership is determined in accordance with Rule 13d-3 and Rule 16a-1(a)(2) under the Exchange Act.

As of August 31, 2025, the Current Trustees and officers of each Trust as a group beneficially owned less than 1% each class of the outstanding shares of each Fund.

Ownership in Certain Entities

As of August 31, 2025, no Current Trustee, or his or her immediate family members, owned an interest, beneficially or of record, UBS AM (Americas), each Fund’s current investment adviser, UBS Asset Management (US) Inc., each Fund’s current distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities, as applicable.

None of the Current Trustees has purchased or sold securities in an amount exceeding one percent of any class of securities of UBS AM (Americas), or its parents or subsidiaries, since the beginning of the fiscal year ended October 31, 2024, in the case of Credit Suisse Commodity Return Strategy Fund, and the fiscal year ended December 31, 2024, in the case of Commodity Return Strategy Portfolio.

C-6

Compensation of the Current Trustees and Advisory Board Member

	Fiscal Year Ended October 31, 2024		Fiscal Year Ended December 31, 2024
Name of Trustee	Compensation received from Credit Suisse Commodity Return Strategy Fund	Total compensation from all investment companies in the fund complex	Compensation received from Commodity Return Strategy Portfolio	Total compensation from all investment companies in the fund complex	Total number of funds for which trustee or advisory board member serves within the fund complex
Independent Trustees
Laura A. DeFelice	$23,177	$216,438	$22,797	$212,240	7
Mahendra R. Gupta	$21,938	$207,075	$20,332	$195,005	7
Samantha Kappagoda	$23,643	$213,110	$19,539	$192,450	7
Steven N. Rappaport*	$22,448	$210,313	$18,600	$181,550	7
Lee M. Shaiman**	$2,343	$18,257	$7,018	$61,057	7
Advisory Board Member
Charles W. Gerber***	$2,343	$18,257	$7,018	$61,057	7
Interested Trustee
John Popp	None	None	None	None	7

* Mr. Rappaport retired as a Trustee of the Trust effective December 31, 2024.

** Mr. Shaiman was appointed as a Trustee effective August 13, 2024.

*** Mr. Gerber was appointed as an Advisory Board Member effective August 13, 2024.

C-7

APPENDIX D

Principal Executive Officers of UBS AM (Americas) and O’Connor Alternative Investments

UBS AM (Americas)

Name	Principal Occupation with UBS AM (Americas)	Position with the Funds (if applicable)	Address
James Poucher	President, Chief Executive Officer and Manager	N/A	787 Seventh Avenue New York, New York 10019

Omar Tariq	Manager	Chief Executive Officer and President	787 Seventh Avenue New York, New York 10019

Shelley Wong-Chaisse	Manager	N/A	787 Seventh Avenue New York, New York 10019

Barry Gill	Global Head of Investments	N/A	787 Seventh Avenue New York, New York 10019

Ian McIntosh	Head of Investments, Active Equities	N/A	787 Seventh Avenue New York, New York 10019

Craig Ellinger	Head of Americas Fixed Income	N/A	787 Seventh Avenue New York, New York 10019

John Popp	Head of Investments, Credit Investments Group	Current Trustee	787 Seventh Avenue New York, New York 10019

Blake Hiltabrand	Head of Investments, O’Connor	N/A	787 Seventh Avenue New York, New York 10019

Edoardo Rulli	Head of Investments, Hedge Fund Solutions	N/A	787 Seventh Avenue New York, New York 10019

Joseph Azelby	Head of Investments, Head of Real Estate and Private Markets	N/A	787 Seventh Avenue New York, New York 10019

Meggan Zabel	Head of Investments Business Management and Manager	N/A	787 Seventh Avenue New York, New York 10019

Stephen Murphy	Head of Institutional Client Coverage Americas	N/A	787 Seventh Avenue New York, New York 10019

Ralph Mattone	Chief Financial Officer	N/A	787 Seventh Avenue New York, New York 10019

D-1

Name	Principal Occupation with UBS AM (Americas)	Position with the Funds (if applicable)	Address
Charles Bragg	Chief Risk Officer	N/A	787 Seventh Avenue New York, New York 10019

Philip Stacey	Chief Legal Officer	N/A	787 Seventh Avenue New York, New York 10019

Peter Gyr	Chief Compliance Officer	N/A	787 Seventh Avenue New York, New York 10019

O’Connor Alternative Investments

Name	Principal Occupation with O’Connor Alternative Investments	Position with the Funds (if applicable)	Address
William Ferri	Global Head of Asset Management	Trustee Nominee	110 East 59th Street New York, New York 10022

Danny Salinas	Chief Financial Officer	N/A	110 East 59th Street New York, New York 10022

Jospeh Giaimo	Chief Operating Officer	N/A	110 East 59th Street New York, New York 10022

Adam Brajer	General Counsel and Secretary	N/A	110 East 59th Street New York, New York 10022

Walter Karle	Chief Compliance Officer	N/A	110 East 59th Street New York, New York 10022

D-2

APPENDIX E

Share Ownership of Certain Beneficial Owners

As of October 10, 2025, to each Fund’s knowledge, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Fund’s shares.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Each Class Based on Shares Outstanding as of the Record Date
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

Class A
John Hancock Trust Company LLC 200 Berkeley St Ste 7 Boston, MA 02116-5038	593,165	47.12%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	106,832	8.49%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	99,427	7.9%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds 211 Main St San Franscisco, CA 94105-1901	71,817	5.7%

Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	100,901	60.02%
Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1100	16,507	9.82%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	13,013	7.74%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds 211 Main St San Franscisco, CA 94105-1901	11,250	6.69%

E-1

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Each Class Based on Shares Outstanding as of the Record Date
Class I
Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A, Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14,436,999	30.3%
National Financial Services Corp FBO Customers 200 Liberty Street, Floor 5 New York, NY 10281-1119	10,396,439	21.82%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7,485,835	15.71%
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	5,336,953	11.2%

COMMODITY RETURN STRATEGY PORTFOLIO

Class 1
IDS Life Insurance Company 222 AXP Financial Center Minneapolis, MN 55474-001	915,301	63.62%
Jefferson National Life Insurance Co c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	238,507	16.58%
Nationwide Life Insurance Company c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	80,301	5.58%

Class 2
Northwestern Mutual Life Insurance Variable Annuity Account B 720 E Wisconsin Avenue Milwaukee, WI 53202-4703	24,828,270	74.62%
Northwestern Mutual Life Insurance Variable Life Account II 720 E Wisconsin Avenue Milwaukee, WI 53202-4703	3,650,013	10.97%
Northwestern Mutual Life Insurance Variable Annuity Account A 720 E Wisconsin Avenue Milwaukee, WI 53202-4703	2,568,142	7.72%
Northwestern Mutual Life Insurance Variable Life Account 720 E Wisconsin Avenue Milwaukee, WI 53202-4703	2,092,730	6.29%

E-2

CREDIT SUISSE COMMODITY STRATEGY FUNDSCredit Suisse Commodity Return Strategy Fund Eleven Madison Avenue, Floor 2B New York, New York 10010 PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2025 The undersigned hereby appoints Lou Anne McInnis, Omar Tariq and Karen Regan, each with the full power ofsubstitution, and hereby authorizesthemtorepresent andvote, asdesignatedonthereversesideandinaccordancewiththeirjudgmentonsuchother matters as may properly come before the Joint Special Meeting of Shareholders or any adjournments, postponements or delays thereof, all shares of the above-mentioned Fund (the "Fund") that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on December 15, 2025 at 2:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2025. The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at vote.proxyonline.com/UBS/docs. Please see the Proxy Statement or call (877) 283-0322 for information on how to obtain directions to be able to attend and vote in person at the Joint Special Meeting of Shareholders. Questions? If you have any questions about how to vote your proxy or about the Joint Special Meeting of Shareholders, please call toll-free (877) 283-0322. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. Vote on the internet PROXY CARD VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: Voter Control Number: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone vote.proxyonline.com (877) 283-0322 Toll Free Vote by mail Postage-Paid Mail PROXY CARD Mail your signed and voted proxy back in the postage paid envelope provided.

Credit Suisse Commodity Return Strategy Fund YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. The Board of Trustees of your Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR the proposals listed below. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS: For Against Abstain 1. To consider and approve a new investment management agreement between each Fund and O’Connor Alternative Investments, LLC o o o 2. To consider and elect four Trustees to the Board of each Fund to succeed the current Trustees of each Fund: FOR WITHHOLD 2a. Douglas Barnard o o 2b. Ramona Heine o o 2c. Louis Zurita o o 2d. William Ferri o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

CREDIT SUISSE TRUSTCommodity Return Strategy Portfolio Eleven Madison Avenue, Floor 2B New York, New York 10010 PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2025 The undersigned hereby appoints Lou Anne McInnis, Omar Tariq and Karen Regan, each with the full power ofsubstitution, and hereby authorizesthemtorepresent andvote, asdesignatedonthereversesideandinaccordancewiththeirjudgmentonsuchother matters as may properly come before the Joint Special Meeting of Shareholders or any adjournments, postponements or delays thereof, all shares of the above-mentioned Fund (the "Fund") that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held at the offices of the Funds, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on December 15, 2025 at 2:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2025. The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at vote.proxyonline.com/UBS/docs. Please see the Proxy Statement or call (877) 283-0322 for information on how to obtain directions to be able to attend and vote in person at the Joint Special Meeting of Shareholders. Questions? If you have any questions about how to vote your proxy or about the Joint Special Meeting of Shareholders, please call toll-free (877) 283-0322. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. Vote on the internet PROXY CARD VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: Voter Control Number: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone vote.proxyonline.com (877) 283-0322 Toll Free Vote by mail Postage-Paid Mail PROXY CARD Mail your signed and voted proxy back in the postage paid envelope provided.

Commodity Return Strategy Portfolio YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. The Board of Trustees of your Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR the proposals listed below. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS: For Against Abstain 1. To consider and approve a new investment management agreement between each Fund and O’Connor Alternative Investments, LLC o o o 2. To consider and elect four Trustees to the Board of each Fund to succeed the current Trustees of each Fund: FOR WITHHOLD 2a. Douglas Barnard o o 2b. Ramona Heine o o 2c. Louis Zurita o o 2d. William Ferri o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE